UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21955
Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701

(Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart
CAPITAL
MID CAP FUND

SEMI-ANNUAL REPORT 6•30•09

Table of Contents

Letter to Shareholders	1
Expense Example	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	20

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

Dear Fellow Shareholder,

I have to admit to feeling a little bit like a kid in a candy store…I cannot point to another time in my career when I felt that stock prices (relative to business values) were as low on as wide a scale as they have been over then past few months. Even though I fully expect that the current economic recession will drag on through year-end, I also believe that the low water mark has been reached. While I certainly agree that there has been significant wealth destruction over the past year to eighteen months, it does not equal loss of opportunity. Global macro trends are not eliminated; they are simply delayed when we experience economic dislocations. The infrastructure needs that existed prior to the recession still exist. In fact, I would argue, they have increased in urgency. While commodity pricing got out of control twelve months ago, the current global recession has created greater supply/demand imbalances.

Market Overview

I had fully expected that we would test the November lows several times before the equity markets would begin a gradual rise through year-end. Indeed, we tested the low in December 2008, again in early January, and set a new low in March. It looked like we were in for a continuation of the difficulties we faced in 2008 as the economic news remained distressing and the media kept its attention focused on the worsening employment data.

As thoughts turned to springtime, the first  “green shoots” appeared and investors began to have hope for a better tomorrow. Equity markets experienced a 50% rally off the March bottom (before slightly drifting downward in June) and bond spreads have come in aggressively. So aggressively, in fact, that credit risk no longer appears to be attractively priced.

In an effort to drive down mortgage rates (which are linked to the ten-year Treasury bond rate) and spur the moribund housing and mortgage industries, the Federal Reserve announced a plan in mid-February to purchase longer-term Treasury debt. Once the markets realized that these purchases, coupled with the fiscal stimulus program, would only lead to a larger amount of debt, longer term interest rates headed higher. With rising longer-term interest rates, narrowing credit spreads, and money market rates mired near zero, stocks became attractive once again. In fact, while the equity market set a new multi-year low in March, many stocks had already begun to move higher as the 52-week low list was significantly narrower at the March low than it was at the November low. (This indicated that the downward move was much narrower.)

On both a relative and an absolute basis, mid-cap stocks performed well during the first six months of 2009. The S&P MidCap® 400 Index was up 8.47%, beating all major domestic indices except the NASDAQ Composite, which returned 16.97% (indicating the relative strength of technology stocks). Sector leadership came from Energy, Information Technology, Consumer Discretionary, and Materials.

Fund Performance

The Stewart Capital Mid Cap Fund returned 17.42% for the six months ended June 30, 2009, outperforming its benchmarks, the S&P MidCap® 400 Index and the Russell Midcap® Value Index, which returned 8.47% and 3.19%, respectively.

Very early in the year, we sold most of our consumer discretionary names. We had believed (incorrectly) that the quality of the business would allow the stocks to hold up better in this current economic environment. We were wrong. While we liked (and continue to like) the companies, it became infinitely clear to us that holding the names in the face of the worst economic climate since the great depression was pure folly. It just goes to show you that even though we take great pains to keep the secular economic environment front and center, we sometimes let the attractiveness of the business override rational thought. We are human...

Through the first quarter of 2009, the Fund held a significant cash position and very few financial stocks, which helped performance relative to the benchmark. The increased cash levels served as protection against the shocks to the economy and the resulting negative impact on the financial markets. Additionally, the higher cash level provided ample opportunities for reinvestment at lower prices.

During the market/economic crisis that kicked off last fall with the bankruptcy of Lehman Brothers and the “nationalization” of Fannie Mae, Freddie Mac and AIG, we took advantage of the situation by initiating positions within the fertilizer industry. Even though we knew earnings were going to be down in calendar/fiscal 2009 versus the year ago period, we also believed that the stocks were simply too cheap selling at less than four times expected 2009 earnings. Little did we know that two of the names soon would be embroiled in a takeover love triangle. During the first quarter of 2009, CF Industries (which we own in the Fund) made a hostile tender offer for Terra Industries (parent of Terra Nitrogen which is in the Fund). CF soon found themselves the subject of unwanted advances as Agrium (we do not hold this stock in the Fund) offered to buy it for cash and stock. (The Agrium offer is set to expire as I write this letter.) These offers, in part, have caused the shares of CF and Terra Nitrogen to rise 51.28% and 46.31% in the first six months.

We continue to like the agriculture sector, as we believe that the growing middle classes within China and India (not to mention the growing economies of the developing world) are changing their dietary habits to include more animal protein (beef, pork, poultry, etc.). However, in order to increase production of such protein, an increased production of plant protein is necessary. In a world where the amount of arable land is declining, the fastest, least expensive way to increase production of plant protein is through the use of fertilizer. Hence, our attraction for fertilizer (the Fund owns Sociedad Quimica y Minera de Chile, CF Industries and Terra Nitrogen).

Interestingly, the two best performers in the Fund in the first half of 2009 were two of the worst performers for calendar 2008, Western Digital and McDermott International. Western Digital, which is up 131.44% through June 30, 2009, is a leader in data storage. At one time, we owned both Western Digital and Seagate, but sold Seagate last year as execution issues put significant pressure on earnings (the company lost money in 2008 and is expected to lose money in 2009). We continue to believe that Western Digital will be a winner in the data storage industry.

McDermott International is an engineering and construction company whose fortunes last year went the way of the energy industry (MDR gets a large portion of its revenues and earnings from the oil and gas industry). As oil prices collapsed, so did McDermott’s stock price. We continued to believe that the issues they faced last year (cost over-runs due to a project that was behind schedule in the middle-east) were one-time issues, and that the stimulus programs being put in place on a global basis would help engineering and construction companies as new infrastructure projects were funded. McDermott has rewarded us this year, as its stock price is up 105.56% through June 30, 2009.

Most surprising on the list of winners in the Fund is in the financial sector. Federated Investors (a Pittsburgh, PA based money management company) has held up very well, in our estimation, because its primary focus is money market funds and fixed income. (The company does manage equity funds, but they are very small relative to their bond and money market assets.)  They had been and have been a beneficiary of the “flight to safety” mentality that the market had during the last quarter of 2008 and during the first few months of 2009. Federated Investors has seen its stock rise 45.16% through the first six months of this year.

Strategy Overview

As we head into the second half of 2009, I have to admit feeling a little bit like a kid in a candy store. I feel that there are so many opportunities that one almost cannot concentrate on looking at things one at a time. While one might argue that earnings for the S&P MidCap® 400 may be flat to down this year (and I would agree), I would also point out that we are not an index wannabe…far from it. We continue to concentrate our positions, and have no reluctance to zero weight an industry (or significantly overweight an industry) if we do not believe the investment opportunities are attractive enough (or find the investment opportunities significantly attractive).

While we continue to focus on companies with clean balance sheets, I would point out that we may very well purchase shares of companies that show earnings losses – particularly if those losses are the result of asset write-downs, as asset write-downs are paper losses and do not affect cash flow. In the current market environment, we believe that investors spend far too much time listening to the noise of quarterly earnings pronouncements and not enough time understanding a business or its ability to generate cash (or lack thereof).

We have always used conservative discount rates when determining the value of a business. We would caution against investing in companies for which the assumptions used in determining value must be extremely accurate as very seldom do even the best researched ideas work out exactly as one would hope. In particular, we are concerned about (currently) rising interest rates – particularly at the long end of the yield curve as these rates are used as a basis for calculating discounted cash flow. If the ten-year Treasury bond goes from a 3% yield to a 5% yield, it also increases the discount rate used for determining business values (which reduces the value of the cash flow and, therefore, the value of the business).

We continue to like agriculture and infrastructure, as well as select technology and companies that help reduce medical costs. Companies that have a significant amount of cash and/or significant access to liquidity should continue to benefit by increasing market share at the expense of those that do not have the resources to expand, and most likely will be presented with the opportunity to buy additional capacity/resources at very attractive prices.

We would remind you that even though there have been and will continue to be periods of market disruption, over the long-term a company’s stock price tends to reflect the value of the underlying business. We will continue to focus on business value when making investment decisions.

We would like to thank you for your continued support. As always, we will strive to meet your investment needs and look forward to a long and fruitful relationship. We welcome your questions or comments, and encourage you to contact us at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

July 2009

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

Expense Example For the six months ended June 30, 2009 (Unaudited)

As a shareholder of the Stewart Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by intermediary.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
	Beginning account value 1/1/09	Ending account value 6/30/09	Expenses paid during period 1/1/09-6/30/09[1]
Actual	$1,000.00	$1,174.20	$8.09
Hypothetical (5% return before expenses)	1,000.00	1,017.56	7.50

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2009 (Unaudited)

COMMON STOCKS 83.0%	Shares	Value
Capital Goods 8.4%
Cummins, Inc.	5,781	$203,549
EMCOR Group, Inc. *	14,424	290,211
McDermott International, Inc. *	8,794	178,606
		672,366
Consumer Services 3.4%
Matthews International Corp.	8,752	272,362

Diversified Financials 2.4%
Federated Investors, Inc.	7,962	191,805

Energy 8.0%
CARBO Ceramics, Inc.	7,341	251,062
Enerplus Resources Fund	8,600	184,814
General Maritime Corp.	20,455	202,300
		638,176
Food & Staples Retailing 3.2%
Weis Markets, Inc.	7,538	252,674

Food, Beverage & Tobacco 4.7%
J.M. Smucker Co. (The)	7,646	372,054

Health Care Equipment & Services 11.3%
C.R. Bard, Inc.	4,510	335,770
HLTH Corp. *	28,245	370,009
Varian Medical Systems, Inc. *	5,566	195,589
		901,368
Insurance 3.2%
Mercury General Corp.	7,644	255,539

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 12.0%
CF Industries Holdings, Inc.	3,314	$245,700
FMC Corp.	5,000	236,500
Sociedad Quimica y Minera de Chile SA (American Depositary Receipt)	5,374	194,485
Southern Copper Corp.	13,724	280,518
		957,203
Media 5.4%
Marvel Entertainment, Inc. *	5,608	199,589
Meredith Corp.	9,248	236,286
		435,875
Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Perrigo Co.	4,379	121,649

Software & Services 3.0%
Micros Systems, Inc. *	9,629	243,806

Technology Hardware & Equipment 6.1%
Flextronics International Ltd. *	31,651	130,086
Western Digital Corp. *	13,467	356,875
		486,961
Transportation 3.7%
Kirby Corp. *	9,372	297,936

Utilities 6.7%
Nicor, Inc.	6,016	208,274
Oneok, Inc.	11,159	329,079
		537,353

Total Common Stocks (Cost $6,750,238)		6,637,127

CONVERTIBLE BOND 3.1%	Principal Amount	Value
Health Care Equipment & Services 3.1%
WebMD Corp., 1.75%, 6/15/2023, Call Date: 6/20/2010	$250,000	$248,437

Total Convertible Bond (Cost $204,028)		248,437

LIMITED PARTNERSHIP INTERESTS 4.8%	Shares	Value
Consumer Services 2.5%
Cedar Fair LP	18,351	200,760

Materials 2.3%
Terra Nitrogen Co. LP	1,832	184,629

Total Limited Partnership Interests (Cost $488,311)		385,389

SHORT TERM INVESTMENT 9.4%	Principal Amount	Value
Federated Prime Obligations, 0.25% **	$749,504	749,504

Total Short Term Investment (Cost $749,504)		749,504

Total Investments 100.3% (Cost $8,192,081)		8,020,457
Liabilities less Other Assets (0.3)%		(25,422)
Net Assets 100.0%		$7,995,035

*	Non-income producing
**	Variable or floating rate security.
See Notes to Financial Statements.

Sector Breakdown June 30, 2009 (Unaudited)
(based on total investments)

Statement of Assets and Liabilities Period Ended 6/30/09 (Unaudited)

Assets:
Investments at value (cost $8,192,081)	$8,020,457
Receivable for fund shares sold	6,354
Dividends and interest receivable	3,774
Due from Adviser	19,881
Prepaid expenses	12,256
Total Assets	8,062,722
Liabilities:
Payable to bank	1,999
Accrued audit fees	20,433
Accrued printing expense	11,253
Accrued shareholder servicing fees	7,343
Accrued administration expense	4,807
Accrued custodian expense	3,107
Accrued 12b-1 fees	2,566
Accrued legal fees	288
Other payables	15,891
Total Liabilities	67,687
Net Assets	$7,995,035
Net Assets Consist of:
Capital stock	$11,201,141
Undistributed net investment income	16,889
Accumulated undistributed net realized losses	(3,051,371)
Net unrealized depreciation on investments	(171,624)
Total Net Assets	$7,995,035
The Pricing of Shares:
Net asset value and price per share	$7.47
($7,995,035 divided by 1,069,864 shares outstanding at $.001 par, unlimited shares authorized)
Offering price per share	$7.80 (1)

(1)	Computation of offering price per share 100/95.75 of net asset value
See Notes to Financial Statements.

Statement of Operations Period Ended 6/30/09 (Unaudited)

Investment Income:
Dividend income	$94,622 (1)
Interest income	7,559
102,181
Expenses:
Professional fees	46,323
Administration and accounting fees (See Note 5)	29,008
Investment advisory fees	24,662
Shareholder servicing fees	21,736
Directors’ fees and expenses	11,901
CCO Expense	11,901
Federal and state registration fees	11,318
Reports to shareholders	11,230
Custody fees	9,677
12b-1 fee expense	8,808
Insurance expense	7,997
Miscellaneous costs	2,831
Total expenses before reimbursements	197,392
Expense reimbursements (See Note 4)	(144,544)
Net expenses	52,848
Net Investment Income	49,333
Realized and Unrealized Gain:
Net realized loss on investments	(966,988)
Change in unrealized appreciation (depreciation) on investments	2,090,149
Net realized & unrealized gain on investments	1,123,161
Net Increase in Net Assets Resulting From Operations	$1,172,494

(1)	Net of $2,209 in foreign withholding taxes
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Period Ended 6/30/09 (Unaudited)	Year Ended 12/31/08
Operations:
Net investment income	$49,333	$155,069
Net realized loss on investments	(966,988)	(1,705,782)
Change in unrealized appreciation (depreciation) on investments	2,090,149	(2,057,949)
Net increase (decrease) in net assets resulting from operations	1,172,494	(3,608,662)
Capital Share Transactions:
Proceeds from shares sold	608,790	1,392,339
Proceeds from reinvestment of distributions	3,277	17,349
	612,067	1,409,688
Payments for shares redeemed	(402,351)	(1,160,543)
Net increase	209,716	249,145
Distributions Paid From:
Net investment income	(32,444)	(183,954)
Total distributions	(32,444)	(183,954)
Total Increase (Decrease) in Net Assets	1,349,766	(3,543,471)
Net Assets:
Beginning of period	6,645,269	10,188,740
End of period (including undistributed net investment income of $16,889 and $0, respectively)	$7,995,035	$6,645,269
Transactions in Shares:
Shares sold	89,581	153,591
Issued in reinvestment of distributions	474	2,114
Shares redeemed	(60,685)	(139,776)
Net increase	29,370	15,929

See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout the period	Period Ended 6/30/09 (Unaudited)	Year Ended 12/31/08	Year Ended 12/31/07
Net asset value, beginning of period	$6.39	$9.94	$10.00
Income from investment operations:
Net investment income	0.05	0.15	0.20
Net realized and unrealized gain (loss) on investments	1.06	(3.52)	(0.05)
Total from investment operations	1.11	(3.37)	0.15
Less distributions:
From net investment income	(0.03)	(0.18)	(0.21)
Total distributions	(0.03)	(0.18)	(0.21)
Net asset value, end of period	$7.47	$6.39	$9.94
Total Return	17.42%	(34.34)%	1.46%
Supplemental data and ratios:
Net assets, end of period (000s)	$7,995	$6,645	$10,189
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	5.60%	6.68%	7.82%
Ratio of net investment income to average net assets	1.40%	1.71%	1.41%
Ratio of net investment income before waivers to average net assets	(2.70)%	(3.47)%	(4.91)%
Portfolio turnover rate	42.67%	58.86%	65.37%

See Notes to Financial Statements.

Notes to Financial Statements June 30, 2009 (Unaudited)

1. Organization

The Stewart Capital Mutual Fund (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”).  Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.  The Fund commenced investment operations at the close of business December 29, 2006.  Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

Investment Valuation Securities listed on the U.S. stock exchanges or the NASDAQ ® Stock Market are valued at the last sale price on such market, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded in the over-the-counter market are valued at their current bid price.  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.  The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Fund adopted SFAS No. 157 on January 1, 2008.  SFAS No. 157 has not been found to impact the valuation of this Fund.  Under SFAS No. 157, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of 06/30/09:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Capital Goods	$672,366	$—	$—	$672,366
Consumer Services	272,362	—	—	272,362
Diversified Financials	191,805	—	—	191,805
Energy	638,176	—	—	638,176
Food & Staples Retailing	252,674	—	—	252,674
Food, Beverage & Tobacco	372,054	—	—	372,054
Health Care Equipment & Services	901,368	—	—	901,368
Insurance	255,539	—	—	255,539
Materials	957,203	—	—	957,203
Media	435,875	—	—	435,875
Pharmaceuticals, Biotechnology & Life Sciences	121,649	—	—	121,649
Software & Services	243,806	—	—	243,806
Technology Hardware & Equipment	486,961	—	—	486,961
Transportation	297,936	—	—	297,936
Utilities	537,353	—	—	537,353
Convertible Bond
Health Care Equipment & Services	248,437	—	—	248,437
Limited Partnership Interests
Consumer Services	200,760	—	—	200,760
Materials	184,629	—	—	184,629
Short Term Investment	749,504	—	—	749,504
Total	$8,020,457	$—	$—	$8,020,457

*
Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Recent Accounting Pronouncements In March 2008, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated the implications of SFAS 161 and has determined that SFAS 161 has no impact to the fund’s financial statements.

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through August 26, 2009, the date which the financial statements were issued.

Federal Income Taxes It is the Fund’s policy to meet the requirements of Subchapter M of  the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (“FIN 48”) an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, would have a more than 50 percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  The Fund adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal, Delaware and Pennsylvania.  As of December 31, 2008, open Federal tax years include tax years ended December 31, 2006, December 31, 2007 and the current year.  The Fund has no examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in the future tax returns.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders Dividends from net investment income are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the period ended June 30, 2009 were $2,984,248 and $2,704,375, respectively.

4. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser.  The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2010, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”).  The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees.  During the period ended June 30, 2009, the Adviser waived investment advisory fees for the Fund of $24,662.  While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations.  During the period ended June 30, 2009, the Adviser did not recoup any expenses.  At June 30, 2009, $404,406 is subject to recoupment through December 31, 2010, $470,487 through December 31, 2011, and an additional $144,544 through June 30, 2012, to the extent the Expense Limitation Agreement is still in effect.  In addition, under the Expense Limitation Agreement, the Adviser is entitled to recoup from the Fund certain expenses associated with the organization of the Trust until all such expenses have been reimbursed, provided the Fund’s expenses, including the recouped waived or reimbursed amounts mentioned above, plus any recouped organizational expenses, do not exceed the stated expense limitations.  As of June 30, 2009, $343,637 in organizational expenses are subject to recoupment under the Expense Limitation Agreement.

Recoupment Schedule
Expires December 31, 2010	Expires December 31, 2011	Expires June 30, 2012	Indefinite Recapture
$404,406	$470,487	$144,544	$343,637

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders.  Under the Plan, the Fund’s shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class.  During the period ended June 30, 2009, the Fund incurred distribution expenses of $8,808.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”).  Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund.  UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the SEC and state securities commissions as well as calculating the daily net asset value per share and maintaining the financial books of the Fund.  The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% on the first $250 million in net assets, 0.075% on the next $250 million in net assets, 0.05% on the following $250 in net assets and 0.03% on assets over $750 million or a minimum fee of $62,500, whichever is greater for the services provided by UMBFS.  In addition, the Fund reimburses UMBFS certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses. For the period beginning October 1, 2008 and ending September 30, 2009, a 10% discount was applied to all of the above fees, other than out-of-pocket expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act.  As of June 30, 2009, Jasco & Co., for the benefit of its customers, owned 91% of the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of December 31, 2008, the Fund had $3,414 of post-October losses which are deferred until January 1, 2009 for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryover of $2,070,290, of which $226,739 expires in 2015 and $1,843,551 expires in 2016.

At June 30, 2009 gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$8,234,963
Gross Unrealized Appreciation	$804,227
Gross Unrealized (Depreciation)	(1,018,733)
Net Appreciation/(Depreciation) on investments	$(214,506)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	$(2,073,704)
Unrealized depreciation on investments	(2,272,452)
Total accumulated earnings (deficit)	$(4,346,156)

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$183,954	$124,552
Long-term capital gains	—	—
Total Distributions	$183,954	$124,552

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1.877.420.4440 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling (toll-free) 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
September 4, 2009

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
September 4, 2009